UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2014

RLI Corp.

(Exact name of registrant as specified in its charter)

Illinois	001-09463	37-0889946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9025 North Lindbergh Drive, Peoria, IL	61615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 692-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  On December 16, 2014, the RLI Corp. (“RLI”) Board of Directors (“Board”) appointed James J. Scanlan as a member of the Board, effective January 1, 2015.  Mr. Scanlan will serve as a member of the Board’s Audit Committee.  The Board has determined that Mr. Scanlan is independent under applicable rules of the New York Stock Exchange.  Mr. Scanlan will stand for election at RLI’s next annual shareholders’ meeting in May 2015.

As a non-employee member of the Board, Mr. Scanlan will receive compensation pursuant to RLI’s standard arrangements for non-employee directors.

Furnished as Exhibit 99.1 and incorporated herein by reference is a copy of the press release issued by RLI relating to Mr. Scanlan’s appointment as director.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated December 16, 2014, (this Exhibit is furnished pursuant to Item 5.02 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLI CORP.

Date: December 16, 2014	By:	/s/ Daniel O. Kennedy
Daniel O. Kennedy
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated December 16, 2014 (this Exhibit is furnished pursuant to Item 5.02 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934).